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                                                                Exhibit 99.1


                    2005 SOLUTIA ANNUAL INCENTIVE PROGRAM

This document sets forth the 2005 Solutia Annual Incentive Program (the "Program") for the year beginning January 1, 2005 and ending December 31, 2005 (the "Performance Year").

INCENTIVE FUNDING
Solutia Inc. (the "Company") is organized along business lines in order to place emphasis on the performance of each individual division. Incentive programs are aligned with this structure. For 2005, the size of the incentive pool for those assigned to business divisions will be based on the achievement of specific business objectives. For employees assigned to "core" areas, overall enterprise performance determines the size of the incentive pool.

The performance metrics that will determine the size of the incentive pool for each division and core unit are as follows:

===================================================================================================================

        UNIT             MEASURE             WEIGHT         MEASURE          WEIGHT         MEASURE        WEIGHT
-------------------------------------------------------------------------------------------------------------------
Core                     EBITDAR               75%       Free Cash Flow        25%            N/A            N/A
-------------------------------------------------------------------------------------------------------------------
Integrated Nylon         EBITDA                55%       Free Cash Flow       22.5%      Cost Reduction     22.5%
-------------------------------------------------------------------------------------------------------------------
Performance Products     EBITDA                60%       Free Cash Flow        5%         New Revenue        35%
===================================================================================================================

DEFINITIONS OF MEASURES

For the purposes of the Program the performance measures have the following meaning:

"EBIT" means, with respect to any specified entity for any period, consolidated net income (loss) of such specified entity and its subsidiaries for such period, determined on a consolidated basis, in accordance with GAAP and subject to historical internal reporting standards, excluding (without duplication), to the extent deducted in determining consolidated net income
(loss) (a) any extraordinary or non recurring or non cash gains or losses or gains or losses from dispositions, (b) restructuring charges, and (c) effects of discontinued operations, plus (without duplication), in accordance with GAAP and to the extent deducted in determining consolidated net income (loss), (i) interest expense, and (ii) income tax expense.

"EBITDA" means, with respect to any specified entity for any period, EBIT plus, in accordance with GAAP, (i) depreciation expense, and (ii) amortization expense excluding amortization of deferred credits.

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"EBITDAR" means EBITDA plus, in accordance with GAAP, reorganization items.
In the event that either of the Company's equity interest in its 50/50 joint ventures is disposed of during the calendar year, the EBITDAR incentive targets will be revised accordingly to exclude forecasted equity income for the period from the date of the transaction closing to year-end.

"FREE CASH FLOW" or "FREE CASH USE" means, with respect to any specified entity for any period, the cash flow provided by (used in) continued operations of such specified entity and its subsidiaries for such period, determined on a consolidated basis, in accordance with GAAP and subject to historical internal reporting standards, less Capital Expenditures, plus net proceeds received by Solutia in excess of management's estimate from the disposition of the Company's equity interest in either of its 50/50 joint ventures, to the extent sold during the calendar year.

"CAPITAL EXPENDITURES" means, with respect to any specified entity for any period, the aggregate of all expenditures by such specified entity and its subsidiaries during such period in accordance with GAAP; provided, that the term "Capital Expenditure" shall not include (a) expenditures made in connection with the replacement, substitution or restoration of assets or the purchase of any other assets used or useful in the business of such specified entity (i) to the extent financed from insurance proceeds paid on account of the loss of or damage to the assets of any such specified entity or its subsidiaries or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets of any such specified entity or its subsidiaries, (b) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (c) acquisitions, or (d) capital lease obligations paid or payable during such period.

"COST REDUCTION" means, with respect to any specified entity for any period, savings achieved from initiatives identified in the annual budget.

"NEW REVENUE" means, with respect to any specified entity for any period, total revenue generated from (i) a distinct set of products which have generally become commercially available since January 1, 2000, and possess above average profitability potential, (ii) products not currently available, including products generated internally as well as those acquired through acquisitions, and (iii) sales of core products when those products penetrate completely new market spaces, provided that there is a high probability those new spaces will in the future contain new and differentiable technology. Products included in categories (i) and (iii) above for purpose of this definition are identified on Schedule A, as maintained by the Committee.

Performance metrics may be adjusted, as appropriate, based on assets sales and dispositions.

INCENTIVE AWARD DETERMINATION
Actual awards will be paid out based on a combination of unit and individual performance. For each employee's allocated amount (individual target award multiplied by unit funding), a portion will be paid to recognize unit performance. The remaining portion will provide management with a pool to recognize individual performance.

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
---------------------------------------------------------------------------------------------
ORGANIZATIONAL LEVEL                       UNIT PERFORMANCE         INDIVIDUAL PERFORMANCE
---------------------------------------------------------------------------------------------
Executive Leadership and
their Direct Reports                              75%                         25%
---------------------------------------------------------------------------------------------
Other Participants                                50%                         50%
---------------------------------------------------------------------------------------------


The fundamental process follows these five steps:

1) Incentive pool is funded based on division/enterprise (unit) performance.

2) A portion of the incentive pool is allocated to individuals based on their unit's performance. For example, if the employee is part of Performance Products and Performance Products is funded at 1X, 50% of the employee's target bonus will be awarded to the employee for the unit's performance.

3) The portion of funding to recognize individual performance will be allocated to the managers within the units who will make individual award recommendations based on the available pool and individual performance compared to goals.

4)   Division/corporate senior management approves recommendations.

5) The Company's Executive Compensation and Development Committee gives final approval.

Note: Management reserves the right to make no award to individuals who exhibit below standard performance, incidents of misconduct, etc.

In cases where an individual is assigned to a specific division or the core, but supports more than one division, the incentive funding will be based on the following rules:

o Employees who support a division more than 50 percent of the time will receive that division's incentive factor.

o Employees who support two divisions equally will receive an average of the two divisions' incentive factors.

o Employees who support multiple divisions (and aren't covered by the above) will receive the core incentive factor.

o Funding sources for an employee's award will be determined based on the number of full months spent in each function or division.

Each employee's actual award will also depend on individual performance in serving all relevant divisions and will include input from each respective manager.

ELIGIBILITY
Certain designated full-time and part-time employees who are scheduled to work at least half the standard workweek are eligible for participation in the Program. Further details regarding eligibility are available in the "What Happens If" section of this document.

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TARGET AWARD OPPORTUNITY
For more information on your target award opportunity please speak with your manager or HR Representative. Actual awards will vary based on both achievement of unit performance measures and individual performance.

PAYMENT OF AWARDS
Awards will be paid out no later than two and one-half months following the close of calendar year 2005.

ADMINISTRATION
The program is administered by the Executive Compensation and Development Committee of the Company's Board of Directors (the "Committee").

WHAT HAPPENS IF . . .
o YOU ARE PROMOTED TO, OR HIRED INTO, A PARTICIPATING POSITION BEFORE DECEMBER 15 OF THE PERFORMANCE YEAR: You may be considered for an award, that may be prorated, reflecting your actual participation rounded to the nearest whole month.

o    YOU CHANGE JOBS (AND INCENTIVE TARGETS) DURING THE PERFORMANCE YEAR:
     You may be considered for an award, that may be prorated, reflecting your actual participation in both positions to the nearest whole month.

o YOU TRANSFER FROM ANOTHER SOLUTIA UNIT NOT PARTICIPATING IN THIS PLAN TO A PARTICIPATING POSITION OR VICE VERSA DURING THE PERFORMANCE YEAR:
     You may be considered for an award based on the time you spent in the participating position.

o YOU TRANSFER FROM A PARTICIPATING POSITION TO ANOTHER PARTICIPATING POSITION DURING THE PERFORMANCE YEAR: You may be considered for an award which represents your participation in each participating position.

o YOU ARE ON A SHORT TERM LEAVE OF ABSENCE (LESS THAN SIX MONTHS ABSENCE DURING THE PERFORMANCE YEAR): You may be considered for a prorated award that reflects your actual participation rounded to the nearest whole month. You will receive payment of your annual award for the year, if any, at the time awards are normally paid.

o YOU RETIRE (AS DEFINED BY THE COMMITTEE), HAVE BEEN ON A LEAVE OF ABSENCE EXTENDING BEYOND SIX MONTHS OF THE PERFORMANCE YEAR, OR ARE INVOLUNTARILY TERMINATED OTHER THAN FOR CAUSE: You will not be eligible to receive an award unless you are an active employee at the time of payment.

o YOU DIE DURING THE PERFORMANCE YEAR: If you were in a participating position during any part of the Performance Year, any award that may be granted by the Committee will be made to your legal representative at the normal time and will reflect your actual service to the nearest whole month.

o YOU VOLUNTARILY RESIGN: You will not be eligible to receive an award unless you are an active employee at the time of payment.

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o    YOU ARE TERMINATED FOR CAUSE: You will receive no incentive award for the year.

ADDITIONAL INFORMATION ABOUT THE ANNUAL INCENTIVE PROGRAM

PENSION AND SAVINGS AND INVESTMENT PLAN (SIP) IMPLICATIONS
For participants in the United States, the entire amount of any annual award made for a year will become part of the earnings used to calculate your Savings and Investment Plan (SIP) contributions, subject to IRS and SIP limits. For participants outside the United States, the process established in your country, pension plan or retirement program will apply.

TAXES
For U.S. participants, any award you receive under the Program is taxable as ordinary income in the year of payment and is subject to all applicable withholding taxes in the year paid. For participants outside the United States, the laws of the tax jurisdiction(s) to which you are subject will apply.

LEGAL INFORMATION
In all events, whether any cash award is made under the Program to a participant will depend on management's recommendation and the decision of the Committee (or its delegate). All awards are subject to the sole discretion of the Committee or its delegate, and nothing in this document or any other document describing or referring to the Program shall confer any right whatsoever on any person to be considered for any incentive commitments or awards.

This document does not purport to be complete and is subject to and governed by actions, rules and regulations of the Committee (or its delegate) and may be changed or discontinued at any time without notice or liability. Incentive commitments and awards shall be subject to and governed by the specific terms and conditions of this Program and the applicable award.

Nothing in this document or any other document describing or referring to the Program shall confer on any employee or participant the right to continue in the employ of the Company or affect the right of the Company to terminate the employment of any such person with or without cause.

Nothing contained herein shall require the Company to segregate any monies from its general fund or to create any trusts, or to make any special deposits for amounts payable to any participant.

No bonus commitment or unpaid bonus award shall be pledged or transferred except as specifically provided for herein (such as in the case of death). If any participant attempts to pledge, assign, transfer or otherwise alienate any award, any obligation of the Company hereunder shall terminate.

The Company will withhold any federal, state or local, domestic or foreign taxes as required by law or regulation or as the Company deems appropriate from any payments that it makes to participants hereunder.

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The Program is subject to the laws of the State of Delaware.

The Program may be amended, modified or terminated without notice by the Company at any time, including (but not limited to) any such amendment, modification or termination that reduces or eliminates any benefit otherwise to be paid or payable hereunder.

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